Supplement Dated Feb. 11, 2005*
                      to the Prospectus Dated Oct. 29, 2004
       of American Express(R) Variable Portfolio Funds S-6466-99 X (10/04)


Effective  Feb.  11,  2005,  the  "Management"  section of the  AXP(R)  Variable
Portfolio - New Dimensions Fund(R) has been revised to add the following two associate portfolio managers after the Gordon Fines' description:


Michael E. Nance, Associate Portfolio Manager

o    Managed the Portfolio since 2005.

o    Joined AEFC in 2004.

o Prior to that, Senior Portfolio Manager, Putnam Investments, 2001 to 2004; Senior Vice President and Portfolio Manager, Kobrick Funds, 1999 to 2001.

o    Began investment career in 1993.

o    MBA, University of Chicago.


Trisha C. Schuster, CFA, Associate Portfolio Manager

o    Managed the Portfolio since 2005.

o    Joined AEFC in 2002.

o    Prior to that, Portfolio Manager, Nicholas Applegate, 1998 to 2005.

o    Began investment career in 1993.

o    MBA, University of Southern California.

The rest of the section remains unchanged.

In addition to presenting the performance history of the S&P 500 Index, the Fund's primary benchmark, and the Lipper Large-Cap Growth Funds Index, the Fund will include the performance history of the Russell(R) 1000 Growth Index in its next report to shareholders and in future prospectuses, as a secondary benchmark. Russell(R) 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

S-6466-55 A (2/05)
* Valid until next prospectus update.

Destroy Oct. 30, 2005